UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2024

ARCADIUM LITHIUM PLC
(Exact name of registrant as specified in its charter)

Bailiwick of Jersey	001-38694	98-1737136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Suite 12, Gateway Hub Shannon Airport House Shannon, Co. Clare Ireland		V14 E370
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
+353 1 6875238

Not Applicable
(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $1.00 per share*	ALTM	New York Stock Exchange

* This current report is filed by the Registrant as the successor issuer to Livent Corporation. The common stock of Livent Corporation was previously registered under Section 12(b) of the Securities Exchange Act of 1934. The Registrant’s ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act by virtue of Rule 12g-3(a).

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 4, 2024, Arcadium Lithium plc completed the previously announced transactions (collectively, the “transaction”) contemplated by the Transaction Agreement, dated as of May 10, 2023, as amended by the Amendment to Transaction Agreement, dated as of August 2, 2023, the Second Amendment to Transaction Agreement, dated as of November 5, 2023, and the Third Amendment to Transaction Agreement, dated as of December 20, 2023 (as amended, the “Transaction Agreement”), by and among Livent Corporation, a Delaware corporation (“Livent”), Allkem Limited, an Australian public company limited by shares (“Allkem”), Arcadium Lithium plc, a public limited company incorporated under the laws of the Bailiwick of Jersey (“Arcadium” or the “Registrant”), Lightning-A Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Arcadium Lithium Intermediate IRL Limited, a private company limited by shares and incorporated and registered in Ireland (“Irish IntermediateCo”). The transaction was consummated by way of (a) a scheme of arrangement under Australian law (the “scheme”), pursuant to which each issued, fully paid ordinary share of Allkem held by Allkem shareholders was exchanged for (i) where the Allkem shareholder did not elect to receive ordinary shares, par value $1.00 per share, of Arcadium (each, an “Arcadium Share”), one Arcadium CHESS Depositary Instrument (a “CDI”) quoted on ASX (as defined below), each CDI representing a beneficial ownership interest (but not legal title) in one Arcadium Share (with exceptions for certain jurisdictions in which Allkem shareholders may receive Arcadium Shares unless they elect otherwise) and (ii) where the Allkem shareholder elected to receive Arcadium Shares, one Arcadium Share (provided that, where an Allkem shareholder had a registered address in an ineligible jurisdiction, the ordinary shares of Allkem (the “Allkem Shares”) of such Allkem shareholder (an “ineligible Allkem shareholder”) were transferred to a sale nominee prior to the scheme implementation (as defined in the Transaction Agreement), and the sale nominee was then issued CDIs under the scheme and will subsequently sell all of the CDIs issued to it and remit a pro-rata share of the net proceeds of the sale of all of the CDIs issued to the sale nominee to each ineligible Allkem shareholder), with Allkem becoming a wholly owned subsidiary of Arcadium and (b) a merger (the “merger”), whereby Merger Sub, a wholly owned subsidiary of Irish IntermediateCo (a direct wholly owned subsidiary of Arcadium) merged with and into Livent, with Livent surviving the merger as an indirect wholly owned subsidiary of Arcadium, and pursuant to which each share of Livent common stock, par value $0.001 per share (each, a “Livent Share”), other than certain excluded shares, was converted into the right to receive 2.406 Arcadium Shares, and such Arcadium Shares were issued at the effective time of the merger.

Further, immediately prior to the effective time (as defined in the Transaction Agreement), the outstanding time-vested restricted stock units held by Livent non-employee directors with respect to Livent Shares (“Livent Director RSUs”) vested in full and were cancelled and such non-employee directors received cash in an amount equal to (A) the number of Livent Shares subject to such Livent Director RSUs immediately prior to the effective time, multiplied by (B) the higher of the first available closing price of the Merger Consideration (as defined in the Transaction Agreement) and the closing price per Livent Share as reported on the NYSE (as defined below) on the last trading day preceding the closing date.

The issuance of 433,156,855 Arcadium Shares to former Livent stockholders pursuant to the merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Arcadium’s registration statement on Form S-4 (File No. 333-273360), initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 20, 2023, as amended thereafter (including on November 15, 2023) and declared effective by the SEC on November 20, 2023 (the “Arcadium S-4”). The issuance of 641,337,840 Arcadium Shares (comprising 98,725,616 Arcadium Shares and 542,612,224 CDIs in respect of Arcadium Shares) to former Allkem shareholders upon the implementation of the scheme was exempt from registration pursuant to Section 3(a)(10) of the Securities Act.  The proxy statement/prospectus which forms a part of the Arcadium S-4 (the “Proxy Statement/Prospectus”) contains additional information about the transaction, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Arcadium, Livent and Allkem in the transaction.

The Arcadium Shares are listed on the New York Stock Exchange (the “NYSE”) and the CDIs are quoted on the Australian Stock Exchange (the “ASX”).

As a result of the merger, Arcadium became the successor issuer to Livent pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Current Report on Form 8-K (this “Current Report”) establishes Arcadium as the successor issuer to Livent pursuant to Rule 12g-3(a) under the Exchange Act.  Pursuant to Rule 12g-3(e) under the Exchange Act, Arcadium Shares are deemed to be registered under Section 12(b) of the Exchange Act, and Arcadium is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. Arcadium hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

The foregoing description of the Transaction Agreement is not complete and is qualified in its entirety by reference to the Transaction Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report and which is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Revolving Credit Facility

On January 4, 2024, Livent, Livent USA Corp., Arcadium, Arcadium Lithium Financing IRL Limited (“FinCo”) and Irish IntermediateCo (collectively, the “Borrowers” and, each, a “Borrower”), the guarantors party thereto from time to time (the “Guarantors”), the lenders party thereto (the “Lenders”) and issuing banks party thereto and Citibank, N.A., as administrative agent (the “Administrative Agent”) for the Lenders, entered into a Joinder and First Amendment (the “Credit Agreement Amendment”) to that certain Amended and Restated Credit Agreement, dated as of September 1, 2022, among Livent, Livent USA Corp., the guarantors party thereto from time to time, the lenders party thereto from time to time and the Administrative Agent (the “Credit Agreement” and as amended by the Credit Agreement Amendment, the “Amended Credit Agreement”).

The Amended Credit Agreement provides for, among other things, (i) the addition of Arcadium, Irish IntermediateCo and FinCo as borrowers and obligors under the Amended Credit Agreement and (ii) the assignment of certain of Livent’s rights and obligations (including information reporting obligations) under the Amended Credit Agreement to Arcadium.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the description of the Credit Agreement under the section titled “Item 7.    Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Amended and Restated Credit Agreement, (the “Revolving Credit Facility”)” in Livent’s Annual Report on Form 10-K for the year ended December 31, 2022, which is incorporated into this Item 1.01 by reference, and to the Credit Agreement and the Credit Agreement Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report, and which are incorporated into this Item 1.01 by reference.

Supplemental Indenture

On January 4, 2024, Arcadium, Livent and U.S. Bank Trust Company, National Association (as successor-in-interest to U.S. Bank National Association) (“Trustee”) entered into the First Supplemental Indenture (the “Supplemental Indenture”), pursuant to which Arcadium assumed the obligation to issue Arcadium Shares, in lieu of Livent Shares, upon the conversion of Livent’s outstanding 4.125% Convertible Senior Notes due 2025 (the “Livent Convertible Notes”), pursuant to the Indenture, dated as of June 25, 2020, between Livent and the Trustee (the “Indenture”), governing the Livent Convertible Notes.  Arcadium did not assume any other obligations under the Livent Convertible Notes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Indenture and supplemental indenture, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report, and which are incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report is incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 2.03 by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the implementation of the scheme and the merger, Livent Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. As a result of the merger, all Livent Shares were cancelled. Accordingly, on January 4, 2024, Livent notified the NYSE of its intent to remove its securities from listing on the NYSE and requested that the NYSE file with the SEC an application on Form 25 to report the delisting of Livent’s securities from the NYSE. On January 4, 2024, the NYSE suspended trading of the Livent Shares prior to market open.  On January 4, 2024, Arcadium Shares commenced trading on the NYSE under the symbol “ALTM.”  On January 4, 2024, in accordance with Livent’s request, the NYSE filed a Form 25 with respect to the Livent Shares with the SEC in order to provide notification of such delisting of such securities under Section 12(b) of the Exchange Act.  Livent intends to file a Form 15 with the SEC to terminate the registration of the Livent Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act approximately ten days after the aforementioned filing of the Form 25.

In addition, the Allkem Shares, which prior to the implementation of the scheme and merger were quoted on the ASX and listed on the Toronto Stock Exchange, are no longer listed or quoted on such exchanges.

The information set forth in the Introductory Note of this Current Report is incorporated into this Item 3.01 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note of this Current Report, as it relates to the issuance of Arcadium Shares, including in the form of CDIs, to Allkem shareholders (other than ineligible Allkem shareholders) upon the implementation of the scheme, is incorporated into this Item 3.02 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The section of the Proxy Statement/Prospectus entitled “Comparison of the Rights of Holders of Livent Shares and NewCo Shares” and Item 5.03 of Arcadium’s Current Report on Form 8-K filed on December 27, 2023 are incorporated into this Item 3.03 and the information therein and herein is qualified in its entirety by reference to the Memorandum of Association of Arcadium, as amended, and the Articles of Association of Arcadium, as amended (the “Articles”), which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and incorporated into this Item 3.03 by reference.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

Prior to the effective time of the merger, Arcadium was owned by two Livent employees, each of whom held one Arcadium Share. In connection with the completion of the transaction, all Arcadium Shares held by the aforementioned Livent employees were redeemed by Arcadium for $1.00 per share. As of the effective time of the merger, all of the outstanding Arcadium Shares are now held either directly or indirectly by the former Allkem shareholders and Livent stockholders. The information set forth in the Introductory Note of this Current Report is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective as of January 4, 2024, in connection with the completion of the transaction, each of the following individuals, who were, as described in Item 5.02 in Arcadium’s Current Report on Form 8-K filed on December 20, 2023, which is incorporated into this Item 5.02 by reference, appointed by the then-current board of directors of Arcadium (the “Outgoing Arcadium Board”) to the Arcadium board of directors (the “New Arcadium Board”), became members of the New Arcadium Board: (i) Michael F. Barry, (ii) Peter Coleman (Board Chair), (iii) Alan Fitzpatrick, (iv) Paul W. Graves, (v) Florencia Heredia, (vi) Leanne Heywood, (vii) Christina Lampe-Önnerud, (viii) Pablo Marcet, (ix) Steven T. Merkt, (x) Robert C. Pallash, (xi) Fernando Oris de Roa and (xii) John Turner.

Further, the table below sets forth the composition of the committees of the New Arcadium Board effective as of January 4, 2024, in connection with the completion of the transaction:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Sustainability Committee
Leanne Heywood (Chair) Fernando Oris de Roa Michael F. Barry Steven T. Merkt	John Turner (Chair) Fernando Oris de Roa Pablo Marcet Michael F. Barry	Steven T. Merkt (Chair) Robert C. Pallash Christina Lampe-Önnerud Peter Coleman Florencia Heredia Alan Fitzpatrick	Robert C. Pallash (Chair) Christina Lampe-Önnerud Pablo Marcet Alan Fitzpatrick Florencia Heredia Leanne Heywood

Resignation of Directors

Effective as of January 4, 2024, in connection with the completion of the transaction, the resignations of the members of the Outgoing Arcadium Board, Gilberto Antoniazzi, Juan Carlos Cruz Chellew and Donal Flynn, as described in Arcadium’s Current Report on Form 8-K filed on December 20, 2023, which is incorporated into this Item 5.02 by reference, went into effect and they shall not serve as members of the New Arcadium Board.

Appointment of Officers

Effective as of January 4, 2024, in connection with the completion of the transaction, as described in Arcadium’s Current Report on Form 8-K filed on December 20, 2023, which is incorporated into this Item 5.02 by reference, the following officers assumed their appointments as officers of Arcadium: (i) Paul W. Graves as Chief Executive Officer and President; (ii) Gilberto Antoniazzi as Chief Financial Officer, Vice President and Treasurer; (iii) Sara Ponessa as General Counsel, Vice President and Secretary; and (iv) Ronald B. Stark as Chief Accounting Officer.

Ronald B. Stark, 59, is Arcadium’s Chief Accounting Officer. Mr. Stark previously served as Livent’s Chief Accounting Officer and Controller from March 2019 and, prior to that, was Livent’s Corporate Controller from August 2018. Prior to joining Livent, Mr. Stark served as Executive Director, Financial Accounting Advisory Services at Ernst & Young LLP, from 2015 to 2018, in various roles for NRG Energy from 2007 to 2015, including as its Chief Accounting Officer from 2012 to 2015, and as Chief Accounting Officer for Pegasus Communications from 2005 to 2006.  Mr. Stark earned a B.B.A. from Hofstra University and a J.D. from Rutgers University. Mr. Stark is also a Certified Public Accountant.

Mr. Stark is party to an executive severance agreement entered into between Livent and Mr. Stark, dated March 1, 2021 (the “Stark Severance Agreement”), which was assumed by Arcadium in connection with the completion of the transaction on January 4, 2024. Pursuant to the Stark Severance Agreement, Mr. Stark is eligible to receive severance and other benefits on substantially the same terms as Arcadium’s executive officers, as described below in this Item 5.02 under “Executive Severance Agreements.” Mr. Stark’s appointment was not made pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Stark and any director or executive officer of Arcadium, and there are no transactions with related persons (within the meaning of Item 404(a) of SEC Regulation S-K) involving Mr. Stark and Arcadium or its subsidiaries.

The Proxy Statement/Prospectus sections entitled “Management and Corporate Governance of NewCo—Executive Officers of NewCo” and “The Transaction—Interests of Livent’s Directors and Executive Officers in the Transaction” contain biographical information and compensation information for Arcadium’s other officers, who are also its executive officers. Such information is incorporated into this Item 5.02 by reference.

Executive Severance Arrangements

On January 4, 2024, in connection with the completion of the transaction, Arcadium assumed the executive severance agreements entered into between Livent and each of Paul W. Graves, Gilberto Antoniazzi and Sara Ponessa (collectively, the “Executive Severance Agreements”), which agreements provide for such executive officers to receive compensation and benefits, including severance and other benefits on substantially the same terms as such executive officers’ agreements with Livent prior to the completion of the transaction, as described in the section of the Proxy Statement/Prospectus entitled “The Transaction—Interests of Livent’s Directors and Executive Officers in the Transaction.”

The foregoing is not a complete description of Mr. Graves’, Mr. Antoniazzi’s or Ms. Ponessa’s executive severance agreement with Arcadium and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed hereto as Exhibits 10.4 and 10.5, respectively, and each of which is incorporated into this Item 5.02 by reference, and to the information set forth in the section of the Proxy Statement/Prospectus entitled “The Transaction—Interests of Livent’s Directors and Executive Officers in the Transaction—Existing Livent Executive Severance Agreements,” which is incorporated into this Item 5.02 by reference.

Indemnification of Directors and Officers

On January 4, 2024, Arcadium entered into indemnification agreements with each of Michael F. Barry, Peter Coleman, Alan Fitzpatrick, Paul W. Graves, Florencia Heredia, Leanne Heywood, Christina Lampe-Önnerud, Pablo Marcet, Steven T. Merkt, Robert C. Pallash, Fernando Oris de Roa, John Turner, Gilberto Antoniazzi and Sara Ponessa. These agreements require Arcadium to indemnify these individuals to the fullest extent permitted by applicable law against liabilities that may arise by reason of their service to Arcadium or its subsidiaries, and to advance reasonable attorneys’ fees and expenses (subject to repayment in certain circumstances) incurred as a result of any proceeding against them as to which they could be indemnified. This indemnification will be reduced to the extent that a director or applicable executive officer has received payment under the Registrant’s directors’ and officers’ liability insurance.

The foregoing description of the indemnification agreements is a summary only and is subject to, and qualified in its entirety by reference to, the form of indemnification agreement, a copy of which is filed as Exhibit 10.6 to this Current Report and incorporated herein by reference.

Compensatory Plans

On January 4, 2024, Arcadium adopted the Arcadium Omnibus Incentive Plan (the “Arcadium Plan”), a copy of which is filed as Exhibit 10.7 to this Current Report and incorporated into this Item 5.02 by reference, under which up to 64,548,000 Arcadium Shares are reserved and available for issuance pursuant to future awards under the Arcadium Plan.  In addition, on January 4, 2024, in connection with the completion of the transaction, Arcadium assumed the awards outstanding under the Livent Corporation Incentive Compensation and Stock Plan (the “Livent Legacy Plan”), a copy of which is filed as Exhibit 10.3 to this Current Report and incorporated into this Item 5.02 by reference, and assumed all obligations of Livent pursuant to each equity award that was outstanding immediately prior to the effective time of the merger (except with respect to the Livent Director RSUs, which vested, were cancelled and converted into the right to receive cash immediately prior to the effective time as described in the Introductory Note of this Current Report), and all agreements relating to such awards, under the Livent Legacy Plan and to issue, upon the vesting or settlement of such awards, Arcadium Shares at the conversion ratios described in the Introductory Note herein.  Further, at the effective time of the merger, Arcadium assumed the obligations of Livent under the Livent Nonqualified Savings Plan, dated January 1, 2019, (the “Livent NQ Savings Plan”), which is filed as Exhibit 10.8 to this Current Report and incorporated into this Item 5.02 by reference, pursuant to which eligible participants may elect to defer their compensation in accordance with the provisions of the Livent NQ Savings Plan.

On the same date, Arcadium filed new registration statements on Form S-8 to register (i) the Arcadium Shares reserved for issuance under the Arcadium Plan, (ii) an additional up to 6,579,305 Arcadium Shares reserved for issuance upon the vesting or settlement of equity awards under the Livent Legacy Plan, which was assumed by Arcadium at the effective time of the merger, and (iii) up to 2,400,000 Arcadium Shares assumed and reserved for issuance under, and up to $15,000,000 of Livent’s obligations to pay deferred compensation in the future in accordance with the terms of, the Livent NQ Savings Plan, which was assumed by Arcadium at the effective time of the merger.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibits 10.3 and 10.7 to this Current Report, each of which is incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report and in Item 5.03 in Arcadium’s Current Report on Form 8-K filed on December 27, 2023 is incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

On January 4, 2024, Arcadium issued a press release announcing the completion of the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 4, 2024, the Audit Committee of Arcadium’s board of directors approved the appointment of KPMG LLP (“KPMG”) as Arcadium’s independent accounting firm effective January 4, 2024. KPMG was Livent’s independent accountant prior to the transaction.

Arcadium intends to hold its 2024 annual general meeting (the “Annual Meeting”) on Thursday, July 25, 2024. The time and location for the Annual Meeting, and the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting will be set forth in Arcadium’s proxy statement for the Annual Meeting, which will be made available to shareholders prior to the Annual Meeting.

For shareholders who wish to present a proposal to be considered for inclusion in Arcadium’s proxy materials for the Annual Meeting, Arcadium has set a deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Exchange Act. To be considered timely, a shareholder must submit its proposal in writing by February 19, 2024, at the address set forth below. Arcadium has determined February 19, 2024, to be a reasonable time before it begins to print and send the proxy materials. Shareholder proposals referred to in this paragraph must also comply with all applicable requirements of Rule 14a-8.

In addition, pursuant to the Articles, in order to be considered timely, shareholder proposals and nominations submitted outside of Rule 14a-8 of the Exchange Act must be submitted in writing at the address below, no earlier than close of business on March 27, 2024, and no later than close of business on April 26, 2024. Shareholders who intend to solicit proxies in support of director nominees other than Arcadium’s nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.

Written notice for any such proposals, nominations or other business must be received by Arcadium at: Arcadium Lithium plc, Attention: Sara Ponessa, General Counsel, Vice President & Secretary, 1818 Market Street, Suite 2550, Philadelphia, PA 19103. Such notice must be received by the applicable deadline and must comply with the procedures and requirements of applicable SEC rules and the Articles.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

●
Audited consolidated financial statements of Allkem Limited, as of June 30, 2023 and 2022 and for each of the three years ended June 30, 2023, 2022 and 2021, and the related notes to the consolidated financial statements, are included as Exhibit 99.2 hereto and incorporated into this Item 9.01 by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of Arcadium, extracted from the information in the Proxy Statement/Prospectus appearing under the headings “Unaudited Pro Forma Condensed Combined Financial Information” and “Notes to the Unaudited Pro Forma Condensed Combined Financial Information,” are included as Exhibit 99.3 hereto and incorporated into this Item 9.01 by reference:

●	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2023;

●	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2022 and nine months ended September 30, 2023; and

●	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1*^
Transaction Agreement, dated as of May 10, 2023, by and among Livent Corporation, Allkem Limited, Arcadium Lithium plc (originally named Lightning-A Limited and formerly known as Allkem Livent plc), Lightning-A Merger Sub, Inc. and Arcadium Lithium Intermediate IRL Limited, as amended by the Amendment to Transaction Agreement, dated as of August 2, 2023, the Second Amendment to Transaction Agreement, dated as of November 5, 2023, and the Third Amendment to Transaction Agreement, dated as of December 20, 2023, and as may be further amended from time to time (incorporated by reference to Exhibit 2.1 to Arcadium Lithium plc’s Registration Statement on Form S-4, File No. 333-273360, initially filed with the SEC on July 20, 2023, as amended thereafter (including on November 15, 2023) and declared effective by the SEC on November 20, 2023)

3.1*
Memorandum of Association of Arcadium, as amended, effective as of November 9, 2023 (incorporated by reference to Exhibit 3.1 to Arcadium Lithium plc’s Registration Statement on Form S-4, File No. 333-273360, initially filed with the SEC on July 20, 2023, as amended thereafter (including on November 15, 2023) and declared effective by the SEC on November 20, 2023)

3.2*
Articles of Association of Arcadium, as amended, effective as of December 20, 2023 (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, dated as of December 27, 2023)

4.1*
Indenture, dated as of June 25, 2020, between Livent Corporation and U.S. Bank National Association (incorporated by reference to Exhibit 4.3 to Livent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022)

4.2**	First Supplemental Indenture, dated January 4, 2024, by and among Livent Corporation, Arcadium Lithium plc and U.S. Bank Trust Company, National Association
10.1*
Amended and Restated Credit Agreement, dated as of September 1, 2022, among Livent Corporation, Livent USA Corp., the guarantor subsidiaries described therein, Citibank, N.A., as administrative agent, and the lenders and issuing banks listed therein (incorporated by reference to Exhibit 10.22 to Livent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022)

10.2**
Joinder and First Amendment to Amended and Restated Credit Agreement, dated January 4, 2024, by and among Livent Corporation, Livent USA Corp., Arcadium Lithium plc, Arcadium Lithium Intermediate IRL Limited, Arcadium Lithium Financing IRL Limited, the guarantors party thereto from time to time, the lenders party thereto, the issuing banks party thereto and Citibank, N.A., as administrative agent

10.3*	Livent Corporation Incentive Compensation and Stock Plan (incorporated by reference to Exhibit 10.4 to Livent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022)
10.4*^^
Executive Severance Agreement, dated as of February 23, 2021, by and between Livent Corporation and Paul Graves (incorporated by reference to Exhibit 10.20 to Livent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020)

10.5*
Executive Severance Agreement, dated as of February 24, 2021, by and between Livent Corporation and Sara Ponessa (incorporated by reference to Exhibit 10.23 to Livent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020)

10.6**	Form of Indemnification Agreement
10.7**	Arcadium Lithium plc Omnibus Incentive Plan
10.8*	Livent Non-qualified Savings Plan, as of January 1, 2019 (incorporated by reference to Exhibit 10.22 to Livent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018)
99.1**	Press Release, dated January 4, 2024
99.2*
Historical audited financial statements of Allkem Limited as of June 30, 2023 and 2022 and for the years ended June 30, 2023, 2022 and 2021 (incorporated by reference to Arcadium Lithium plc’s Registration Statement on Form S-4, File No. 333-273360, initially filed with the SEC on July 20, 2023, as amended thereafter (including on November 15, 2023) and declared effective by the SEC on November 20, 2023)

99.3*
Unaudited pro forma condensed combined financial information of Arcadium Lithium plc (incorporated by reference to Arcadium Lithium plc’s Registration Statement on Form S-4, File No. 333-273360, initially filed with the SEC on July 20, 2023, as amended thereafter (including on November 15, 2023) and declared effective by the SEC on November 20, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

^	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such schedules to the SEC upon request.

^^
Pursuant to Instruction 2 to Item 601 of Regulation S-K, an executive severance agreement that is substantially identical in all material respects, except as to the parties thereto, between Livent Corporation and Gilberto Antoniazzi was not filed.

*	Incorporated by reference herein.

**	Submitted herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIUM LITHIUM PLC

By:	/s/ Gilberto Antoniazzi
Name:	Gilberto Antoniazzi
Title:	Chief Financial Officer, Vice President and Treasurer

Dated: January 4, 2024